SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No ____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12


                             ABLEAUCTIONS.COM, INC.
               Name of the Registrant as Specified In Its Charter

                          Interwest Transfer Co., Inc.
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


 Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which  transaction  applies:
                Not applicable


     (2)  Aggregate  number of  securities  to which  transaction  applies:
                Not applicable

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                Not applicable

     (4)  Proposed  maximum  aggregate  value  of  transaction:
                Not  applicable

     (5)  Total fee paid:
                Not applicable

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     Amount Previously Paid: Not applicable

     Form, Schedule or Registration Statement No.: Not applicable

     Filing Party: Not applicable

     Date Filed: Not applicable

                                 [COMPANY LOGO]

                             ABLEAUCTIONS.COM, INC.
                              1963 Lougheed Highway
                       Coquitlam, British Columbia, Canada
                                     V3K 3T8

                                 April 20, 2000

Dear Stockholders:

     You are cordially invited to attend the annual meeting of stockholders of Ableauctions.com, Inc. (the "Company") to be held at 1:00 p.m. (PST) on Friday, May 12, 2000, at The Semiahmoo Inn, 9565 Semiahmoo Parkway, Blaine, Washington, 98230.

     In addition to the items set forth in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, we will report on current activities of the Company and will provide an opportunity to discuss matters of interest to you as a stockholder.

     We sincerely hope that you will be able to attend our Annual Meeting. However, whether or not you plan to attend, please sign, date, and promptly return the enclosed proxy to ensure that your shares are represented.

     On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in Ableauctions.com, Inc.

                                     Very truly yours,


                                     /s/ Abdul Ladha
                                     -------------------------------------------
                                     Abdul Ladha
                                     President and Chief Executive Officer

                             ABLEAUCTIONS.COM, INC.

              -----------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 April 18, 2000
             ------------------------------------------------------

To the Stockholders:

The Annual Meeting of Stockholders of Ableauctions.com, Inc. will be held at 1:00 p.m. (PST) on Friday, May 12, 2000 at The Semiahmoo Inn, 9565 Semiahmoo Parkway, Blaine, Washington, 98230, for the following purposes:

     1.   To elect three directors, each to a one year term;

     2. To ratify the selection of Davidson & Company, Chartered Accountants, as the independent auditor for Ableauctions.com, Inc.; and

     3. To transact any other business that may properly come before the meeting.

Only stockholders of record at the close of business on Thursday, March 30, 2000 are entitled to notice of, and to vote at, the meeting.

                                BY ORDER OF THE BOARD OF DIRECTORS

                                /s/ Jeremy Dodd
                                -----------------------------------------------
                                Jeremy Dodd
                                Corporate Secretary


April 20, 2000

--------------------------------------------------------------------------------
                                    IMPORTANT

Whether or not you plan to attend the meeting, please sign, date, and return promptly the enclosed proxy in the enclosed envelope, which requires no postage if mailed in the United States. Promptly signing, dating, and returning the proxy will save the Company the additional expense of further solicitation.
--------------------------------------------------------------------------------

                             ABLEAUCTIONS.COM, INC.
                              1963 Lougheed Highway
                           Coquitlam, British Columbia
                                     V3K 3T8

             -------------------------------------------------------
                                 PROXY STATEMENT
             -------------------------------------------------------


This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ableauctions.com, Inc. (the "Company") to be voted at the 2000 Annual Meeting of Stockholders of the Company to be held at 1:00 p.m. (PST) on Friday, May 12, 2000. Stockholders who sign proxies may revoke them at any time before their exercise by delivering a written revocation to the Secretary of the Company, by submission of a proxy with a later date, or by voting in person at the meeting. These proxy materials, together with the Company's annual report on Form 10-KSB to stockholders, are being mailed to stockholders on or about April 20, 2000.

Stockholders of record at the close of business on March 30, 2000 will be entitled to vote at the meeting on the basis of one vote for each share held. On March 30, 2000, there were outstanding 19,549,517 shares of common stock of the Company.

PROPOSAL 1:   ELECTION OF DIRECTORS

The Board of Directors will consist of three (3) members. Directors are elected for a one year term.

The following persons have been nominated to serve as directors of the Company:

     1.   Abdul Ladha
     2.   Barrett Sleeman
     3.   Dr. David Vogt

All of the nominees currently serve on the Company's Board of Directors. Each nominee has been nominated to serve as a director for a term of one year or until his successor is elected and qualified.

Unless a stockholder indicates otherwise, each signed proxy will be voted for the election of these nominees.

Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that the proxies will be voted for the election of another nominee to be designated by the Board of Directors to fill any vacancy.

The candidates elected are those receiving the largest number of votes cast by the shares entitled to vote in the election, up to the number of directors to be elected. Shares held by persons who abstain from voting on the election and broker "non-votes" will not be counted in the election.

Nominees for Election

Abdul Ladha, Age 38
Abdul Ladha has been a director, President, and Chief Executive Officer of the Company since August 24, 1999. In addition, Mr. Ladha has served as President of Able Auctions (1991) Ltd., the Company's wholly owned subsidiary, since April 1, 1998. Mr. Ladha holds an honors degree in Electrical Engineering and Mathematics from the University of British Columbia (UBC). In 1985, after completing his academic term at UBC and at the Tri-University Meson Facility (TRIUMF), a nuclear physics research laboratory, he founded Dexton Enterprises Inc., the operating subsidiary of Dexton Technologies Corporation, a public company whose shares trade on the Canadian Venture Exchange. In 1997, Dexton Technologies acquired Able Auctions (1991) Ltd., which Dexton sold to the Company on August 24, 1999. Dexton Technologies, through its subsidiaries, Dexton Enterprises Inc. and RapidFusion.com Technologies Inc., is engaged in the business of (a) the development of full-service Intranet, Internet, and e-commerce systems solutions, and the rapid deployment of highly complex Web applications and Internet Application Hosting services, and (b) the marketing and sale of personal computer hardware and network systems to corporate and retail customers as well as computer training and after-sales upgrade and support services.

Mr. Ladha is the Executive Director of CITA - The Canadian Institute for Technological Advancement, a non-profit organization dedicated to developing Canada's technological entrepreneurs sponsored by the UBC, Simon Fraser
University (SFU), the World Trade Centre, Ernst & Young, and some 60 corporations and institutions.

Barrett E.G. Sleeman, P.Eng., Age 59
Barrett Sleeman, a director of the Company since August 24, 1999, is a professional engineer. He is a director and the President (since May 1988) of Omicron Technologies Inc., whose focus is on the acquisition, research and development, and marketing of leading edge technologies for the aerospace, telecommunications, defense, and consumer electronics industries, as well as Internet-based business concepts. Mr. Sleeman also serves as a director of the following publicly traded companies: Dexton Technologies Corporation (since
April 1997); Industrial Mineral Park Mining Corporation, a graphite property development company (since February 1999); and Java Group Inc., currently an oil and gas company (since November 1997). Mr. Sleeman was also President (October 1996 to October 1997) and a director (August 1996 to October 1997) of White Hawk Ventures Inc., and President (August 1995 to April 1997) and a director (March 1995 to January 1998) of Redex Gold Inc., both mining exploration companies.

Dr. David Vogt, Age 43
Dr. David Vogt, a director of the Company since April 17, 2000, is a scientist and knowledge engineer. An astronomer by training, he was Director of Observatories at the University of British Columbia in Canada from 1980 to 1992 before becoming Director of Science at Science World, Western Canada's largest public science center. With the development in 1993 of a "virtual science center" to support educational outreach, Dr. Vogt shifted his focus to explore the creation of knowledge using new media technologies. Dr. Vogt is a founding executive of Brainium.com, an innovative online educational publishing company. Brainium.com pioneers new media learning products for the kindergarten to Grade 12 market. The award-winning "Science Brainium", located at www.brainium.com, is an online intermediate science resource currently reaching 7,000 schools internationally.

Dr. Vogt combined undergraduate degrees in Physics and Astronomy (UBC 1977) and English Literature (UBC 1978) into an interdisciplinary Ph.D. (SFU 1990) in information science and archaeoastronomy.

Dr. Vogt was also founding director of the B.C. Shad Valley Program, Chairman of the CBC's Advisory Committee on Science and Technology, and a founding member of the SchoolNet National Advisory Board.

Dr. Vogt's professional associations include membership on the Software and Information Industry Association (SIIA) Content Board and sub-committee on Distance Learning, a technology planning committee for Ronald McDonald Houses International, the Education Committee for the Vancouver Foundation, the B.C. government's Information Technology Advisory Board, and the Board for Science World.

The Board of Directors recommends a vote FOR each of the nominees as a director.

Board Meetings and Committees of the Board

During 1999, the Board of Directors passed 19 sets of resolutions by written consent in lieu of holding meetings. All directors, during their respective terms, voted on the consent resolutions in lieu of Board meetings and meetings of committees on which they served. The Board of Directors has the following standing committee:

     The Audit Committee consists of directors who are not employees of the Company and other persons selected by the Board who are, in the opinion of the Board of Directors, free from any relationship that would interfere with their exercise of independent judgment as Audit Committee members. The Audit Committee has been established to make recommendations concerning the engagement of independent public accountants, review with the independent public accountants the plans and results of audit engagements, approve professional services provided by such accountants, review the independence of the public accountants retained, and review the adequacy of the Company's internal accounting controls. The Audit Committee held one meeting in 1999. The current members of the Audit Committee are Abdul Ladha, Barrett Sleemanm, and Dr. David Vogt.

Compensation of the Board of Directors

The Company's directors did not receive any compensation during the last fiscal year.

Each director is eligible to participate in the Company's 1999 Incentive Stock Option Plan. See "Executive Compensation" below for a description of the Plan.

Executive Officers and Key Employees of the Company

In addition to the directors who also serve as executive officers, the following persons currently serve as executive officers and key employees of the Company:

Jeremy Dodd - Secretary-Treasurer

Jeremy Dodd was appointed the Company's Secretary and Treasurer on September 15, 1999. He began his career with Able Auctions Liquidators Limited in 1986. Five years later, he bought Able Auctions Liquidators Limited and formed Able Auctions (1991) Ltd., where he served as President from November 1993 to April 1998 and Secretary and a director from July 1991 to April 1998. In March 1998, he sold Able Auctions (1991) Ltd. to Dexton Technologies Corporation and has directed Able Auctions (1991)'s operations and its transition to becoming an Internet broadcaster of auctions. Mr.

Dodd was appointed Vice President of Operations of Able Auctions (1991) Ltd. on August 24, 1999. Mr. Dodd is an auctioneer and bailiff by trade and has conducted over 1,000 live auctions from Montreal to San Francisco.

N.H. (Nosh) Vellani - Chief Financial Officer

N.H. (Nosh) Vellani is a Certified Management Accountant and has nearly 20 years of business accounting, management, and executive finance experience. Before joining the Company on December 1, 1999, Mr. Vellani was a Consulting Chief Financial Officer with Chai Na Ta Corp (TSE), the largest grower of ginseng in North America. Mr. Vellani was previously Chief Financial Officer and Secretary of Aber Resource Ltd. (TSE, NASDAQ), a development stage diamond company, from 1997 to 1999, and Vice President, Finance and CFO of Viceroy Resource Corporation (TSE), a multi mine gold producer, from 1991 to 1997. Since 1980, Mr. Vellani has also held various positions with other public companies including Pan Atlas Energy Inc, a mid tier oil & gas producer; Channel Resources Ltd.; Oro Belle Resources Ltd.; and Granges Inc.

Jerry Bleet, Vice-President, Merchandising & Logistics

Jerry Bleet received a Bachelor of Commerce degree from the University of Manitoba. For over 30 years, Mr. Bleet has been a retail executive with major Canadian retailers and department stores. He has served as Vice President, Retail Stores of London Drugs from 1977 to 1996, and was a key member of the executive management team that expanded the company from 10 stores in 1977 to 49 stores with over $900 million in annual revenues. Since leaving London Drugs in 1996, Mr. Bleet has been an independent consultant to retail organizations. He was appointed a Vice-President of the Company on September 15, 1999.

Harlan Moore, Vice-President, Operations of Washington State

Harlan Moore graduated from the University of Washington in 1995 with a Bachelor of Science degree in Zoology. Following graduation, Mr. Moore became Director of Internet Sales at Prestige Ford in Bellevue, Washington, where he was responsible for implementing an e-commerce web site for the dealership. In 1999, Mr. Moore founded Falcon Trading, Inc., an auctioneer and liquidator of used and surplus computer hardware. In February 2000, Mr. Moore sold the assets of Falcon Trading to the Company and was appointed Vice-President, Operations of Washington State.

Elaine Kerluke, Corporate Controller

Elaine Kerluke is a Certified Management Accountant (CMA) with 14 years of progressive accounting, systems development, and management experience. Ms. Kerluke has been involved with a NASDAQ and TSE listed international company, as well as private companies at various stages of development. Ms. Kerluke has also been involved with a complex financial restructuring and maintaining an international reporting and accounting system. Before joining the Company, Ms. Kerluke was involved in the telecommunications, computers, equipment financing, agriculture, and distribution industries.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information, as of March 30, 2000, regarding the beneficial ownership of the Company's common stock by any person known to the Company to be the beneficial owner of more than 5% of the outstanding common stock, by directors and certain executive officers, and by all directors and executive officers of the Company as a group.

Name and Address                                                           Amount and Nature of       Percent of
                                                                         Beneficial Ownership of       Class(1)
                                                                               Common Stock
--------------------------------------------------------------------------------------------------------------------
Dexton Technologies Corporation, +5% shareholder                                1,843,444                9.43%
3112 Boundary Road
Burnaby, B.C., Canada, V5M 4A2

The Ladha (1999) Family Trust, +5% shareholder                                  6,093,750               31.18%
Vallis Building, P.O. Box H.M. 247
Hamilton, HM AX, Bermuda

Douglas McLeod, +5% shareholder                                                 3,233,000               16.54%
688-6 Ishikawa
Kanagawa, Japan, 252 0815

Silicon Capital Corp., +5% shareholder                                         1,641,085(2)              8.17%
Wayaca No. 31-C, P.O. Box 651
Oranjestad, Aruba

Trans Mutual Growth, Inc., +5% shareholder                                      1,000,000                5.12%
Suite 104B, Saffrey Square, Bank Lane
Nassau, Bahamas

Abdul Ladha, Director and Executive Officer                                    6,593,750(3)             32.89%
8824 Yarrow Place
Burnaby, B.C., Canada, V3N 4W1

Barrett Sleeman, Director                                                       50,000(4)               0.26%*
P.O. Box 18111
2225 West 41st Avenue
Vancouver, B.C., Canada, V6M 4L3

Dr. David Vogt, Director                                                           Nil                     -
3771 West 15th Avenue
Vancouver, B.C., Canada, V6R 2Z7

Jeremy Dodd, Executive Officer                                                  200,000(5)              10.13%
11824 189 B Street
Pitt Meadows, B.C., Canada, V3Y 2L2

N.H. (Nosh) Vellani, Executive Officer                                          60,000(6)               0.31%*
8258 Government Road
Burnaby, B.C., Canada, V5A 2E3

Name and Address                                                           Amount and Nature of       Percent of
                                                                         Beneficial Ownership of       Class(1)
                                                                               Common Stock
--------------------------------------------------------------------------------------------------------------------
Jerry Bleet, Executive Officer                                                  12,800(7)               0.07%*
10871 Bromley Place
Richmond, B.C., Canada, V7A 4J5

Harlan Moore, Executive Officer                                                 159,755(8)              0.81%*
6341 139th Place NE, #62
Redmond, Washington, 98052

Elaine Kerluke, Executive Officer                                                  Nil                     -
10097 127B Street
Surrey, B.C., Canada, V3V 5M4

All current directors and executive officers as a group (8 persons)            7,076,305(9)             44.47%

-------------------------
* Represents less than 1%.

(1) Based on an aggregate of 19,549,517 shares outstanding as of March 30, 2000. Where a named person holds options or warrants to purchase shares of common stock of the Company, the number of shares that may be issued under those options or warrants are added to the 19,549,517 figure to calculate the percentage held by that person.
(2)  Includes (a) 1,094,057 shares of common stock owned of record directly; and
     (b) warrant exercisable to acquire 547,028 shares of Common Stock within 60 days of March 30, 2000.
(3) Includes options exercisable to acquire 500,000 shares of common stock within 60 days of March 30, 2000.
(4) Consists of options exercisable to acquire 50,000 shares of common stock within 60 days of March 30, 2000.
(5) Consists of options exercisable to acquire 200,000 shares of common stock within 60 days of March 30, 2000.
(6) Consists of options exercisable to acquire 60,000 shares of common stock within 60 days of March 30, 2000.
(7) Includes (a) 2,800 shares of common stock owned of record directly and (b) options exercisable to acquire 10,000 shares of common stock within 60 days of March 30, 2000.
(8) Includes (a) 1,350 shares of common stock owned of record directly; (b) 53,405 shares of common stock owned of record indirectly; and (c) options exercisable to acquire 105,000 shares of common stock within 60 days of March 30, 2000.
(9)  Includes (a) 6,093,750  shares of common stock owned of record by The Ladha
     (1999) Family Trust, of which Abdul Ladha is a beneficiary; (b) 2,800 shares of common stock owned of record by Jerry Bleet directly; (c) 53,405 shares of common stock owned of record by Falcon Trading, Inc., of which Harlan Moore is the sole shareholder; and (d) options exercisable to acquire an aggregate 925,000 shares of common stock within 60 days of March 30, 2000.


Section 16(a) Beneficial Ownership Reporting Compliance

Federal securities laws require the Company's directors and executive officers and persons who own more than 10% of the Company's common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of any securities of the Company.

To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 1999, all of the Company's directors, executive officers, and greater-than-10% beneficial owners made all required filings on a timely basis.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

The table below shows, for the last three fiscal years, compensation paid to the Company's Chief Executive Officer and the three most highly paid executive officers serving at fiscal year end whose total compensation exceeded $100,000. These officers are referred to as the "Named Executive Officers."

                                                                        Annual Compensation

                                               ----------------------------------------------------------------------
Name and Principal Position         Fiscal           Salary ($)               Bonus ($)             Other Annual
                                     Year(1)                                                      Compensation ($)
-----------------------------------------------------------------------  ---------------------  ---------------------
ABDUL LADHA(2)                         1999              Nil                     Nil                    Nil
President and CEO

DOUGLAS McLEOD(3)                      1999              Nil                     Nil                    Nil
President

JAMES BAILEY(4)                        1999              Nil                     Nil                    Nil
President                              1998              Nil                     Nil                    Nil
                                       1997              Nil                     Nil                    Nil

JEREMY DODD(5)                         1999            55,000                   66,666                  Nil
Secretary-Treasurer

(1)  Year ended December 31.
(2)  President and CEO from August 24, 1999 to present.
(3)  President from June 22, 1999 to August 24, 1999.
(4)  President from September 30, 1996 to June 22, 1999.
(5)  Secretary-Treasurer from August 24, 1999 to present.


Stock Option Plan

On October 14, 1999, a majority of the Company's shareholders approved the 1999 Stock Option Plan (the "Plan"), as approved by the Board of Directors on October 14, 1999. The Plan provides for the grant of incentive and non-qualified options to purchase up to 3,000,000 shares of common stock to officers, directors, employees, and other qualified persons that may be selected by the Plan Administrator (which currently is the Board of Directors). The Plan is intended to help attract and retain key Company employees and any other persons that may be selected by the Plan Administrator and to give those persons an equity incentive to achieve the objectives of the Company's shareholders.

Incentive stock options may be granted to any individual who, at the time of grant, is an employee of the Company or any related corporation. Non-qualified stock options may be granted to employees and to any other persons that may be selected by the Plan Administrator. The Plan Administrator fixes the exercise price for options in the exercise of its sole discretion, subject to certain minimum exercise prices in the case of incentive stock options. Options will not be exercisable until they vest according to a vesting schedule specified by the Plan Administrator at the time of grant of the option.

Options are non-transferable except by will or the laws of descent and distribution. With certain exceptions, vested but unexercised options terminate on the earlier of: (i) the expiration of the option term specified by the Plan Administrator at the date of grant (generally 10 years; or, with respect to incentive stock options granted to greater-than 10% shareholders, a maximum of five years); (ii) the date of an employee optionee's termination of employment or contractual relationship with the Company or any related corporation for cause; (iii) the expiration of three months from the date of an optionee's termination of employment or contractual relationship with the Company or any related corporation for any reason, other than cause, death or disability; or
(iv) the expiration of one year from the date of death of an optionee or cessation of an optionee's employment or contractual relationship by death or disability. Unless accelerated in accordance with the Plan, unvested options terminate immediately on termination of employment of the optionee by the Company for any reason whatsoever, including death or disability.

Option Grants in the Last Fiscal Year

During the fiscal year ended December 31, 1999, options were granted to the Named Executive Officers as follows:

------------------------------ ----------------------- ---------------------- ---------------------- ---------------
Name                              Number of Shares         Date of Grant         Date of Expiry      Exercise Price
                                    Under Option
------------------------------ ----------------------- ---------------------- ---------------------- ---------------
Abdul Ladha                           500,000            October 14, 1999       October 14, 2004         $3.20
------------------------------ ----------------------- ---------------------- ---------------------- ---------------
Jeremy Dodd                           200,000            October 14, 1999       October 14, 2004         $3.20
------------------------------ ----------------------- ---------------------- ---------------------- ---------------
TOTAL                                 700,000
------------------------------ ----------------------- ---------------------- ---------------------- ---------------

Aggregated  Option  Exercises  in Last  Fiscal Year and Fiscal  Year-End  Option
Values

During the last fiscal year, none of the Named Executive Officers exercised options to purchase shares of the Company's common stock.

Report of the Board of Directors on Executive Compensation

During  1999,  the  Board  of  Directors  was   responsible   for   establishing
compensation policy and administering the compensation programs of the Company's executive officers.

The amount of compensation paid by the Company to each of its directors and officers and the terms of those persons' employment is determined solely by the Board of Directors, except as otherwise noted below. The Company believes that the compensation paid to its directors and officers is fair to the Company.

In the past, Abdul Ladha has negotiated all executive salaries on behalf of the Company. The Board of Directors believes that the use of direct stock awards is at times appropriate for employees, and in the future intends to use direct stock awards to reward outstanding service to the Company or to attract and retain individuals with exceptional talent and credentials. The use of stock options and other awards is intended to strengthen the alignment of interests of executive officers and other key employees with those of the Company's stockholders.

Compensation of Chief Executive Officer

The Company has not yet determined the amount of compensation that it expects to pay to Abdul Ladha, its Chief Executive Officer, for the fiscal year ended December 31, 2000. The Board of Directors intends to compensate Mr. Ladha based on performance, and any compensation will likely be in the form of a bonus rather than salary. Mr. Ladha will also be entitled to receive options to purchase common stock of the Company under the Company's 1999 Stock Option Plan.

The Company does not intend to pay its directors compensation for the fiscal year ended December 31, 2000.

Certain Relationships and Related Transactions

During  the  year  ended  December  31,  1999,   the  following   related  party
transactions occurred:

1. The Company issued 5,312,500 common shares for consulting services to a company controlled by a former director of the Company.

2. The Company issued 1,843,444 shares of common stock, which is approximately 10% of the total shares outstanding as at December 31, 1999, to Dexton Technologies Corporation, a company controlled by Abdul Ladha, a director of the Company, in consideration of the acquisition of Able Auctions (1991) Ltd.

3. The Company paid $238,278 in management fees to Dexton Technologies Corporation.

4. The Company purchased computer equipment and software and incurred web site development costs in the amount of $469,940 from Dexton Technologies Corporation.

5. Included in accounts payable is an amount of $237,849, which is payable to Dexton Technologies Corporation.

During 1999, the Company paid salaries and other compensation to its Named Executive Officers as set forth under the heading "Executive Compensation."

                              SHAREHOLDER PROPOSALS

Under Rule 14a-8(3) of the Securities and Exchange Commission, stockholder proposals intended for inclusion in next year's proxy statement must be directed to the Corporate Secretary at Ableauctions.com, Inc., 1963 Lougheed Highway, Coquitlam, British Columbia, Canada, V3K 3T8, and must be received by January 31, 2001. Any stockholder proposal for next year's annual meeting submitted after January 31, 2001 will not be considered filed on a timely basis with the Company under SEC Rule 14a-4(c)(1). For proposals that are not timely filed, the Company retains discretion to vote proxies it receives. For proposals that are timely filed, the Company retains discretion to vote proxies it receives, provided that (1) the Company includes in its proxy statement advice on the nature of the proposal and how it intends to exercise its voting discretion and
(2) the proponent does not issue a proxy statement.

PROPOSAL 2:   RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The Board of Directors requests that shareholders ratify its selection of Davidson & Company, Chartered Accountants, as the Company's independent auditor for the current fiscal year. If the shareholders do not ratify the selection of Davidson & Company, another firm of certified public accountants will be selected by the Audit Committee of the Board of Directors. Representatives of Davidson & Company will be present at the meeting.

The Board of Directors recommends a vote FOR the ratification of the selection of Davidson & Company as independent auditor.

                             SOLICITATION OF PROXIES

The proxy card accompanying this proxy statement is solicited by the Board of Directors. Proxies may be solicited by officers, directors, and other employees of the Company, none of whom will receive any additional compensation for their services. Solicitations of proxies may be made personally or by mail, telephone, telegraph, facsimile, or messenger. The Company will pay to persons holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks and other fiduciaries, for the expense of forwarding soliciting materials to their principals. All costs of soliciting proxies will be paid by the Company.

                                  OTHER MATTERS

The Company is not aware of any other business to be acted on at the meeting. If other business requiring a vote of the stockholders comes before the meeting, the holders of the proxies will vote in accordance with their best judgment.

April 18, 2000

A copy of the Company's Annual Report on Form 10-KSB for fiscal 1999, containing information on operations filed with the Securities and Exchange Commission, is available on written request. Please write to: N.H. (Nosh) Vellani, CFO, Ableauctions.com, Inc., 3112 Boundary Road, Burnaby, British Columbia, Canada, V5M 4A2.

                                      PROXY

                  For the Annual Meeting of the Stockholders of
                             ABLEAUCTIONS.COM, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned appoints ABDUL LADHA and N.H. (NOSH) VELLANI, and each of them, with full power of substitution, as proxies to vote the shares that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Friday, May 12, 2000 and at any adjournment thereof.

                (Continued and to be signed on the reverse side)













 ................................................................................

                              FOLD AND DETACH HERE



                                 FOR    NOT FOR                                                     FOR    AGAINST    ABSTAIN
                                 ---    -------                                                     ---    -------    -------
1. Election of Directors:                                          2. The ratification of the      [  ]      [  ]       [  ]
                                                                      selection of Davidson &
     ABDUL LADHA                [  ]      [  ]                        Company as independent
     BARRETT SLEEMAN                                                  auditor.
     DR. DAVID VOGT

   Except vote withheld from
   following nominee(s)
   listed in space at right

                                                                   I  plan to attend the meeting.   [  ]


                                                                             This proxy, when properly signed
                                                                             will be voted in the manner directed
                                                                             herein by the undersigned stockholder.
                                                                             IF NO DIRECTION IS MADE, THIS PROXY
                                                                             WILL BE VOTED FOR THE ELECTION OF
                                                                             THE NOMINEES NAMED IN PROPOSAL 1
                                                                             AND FOR PROPOSAL 2.


                                                                             IMPORTANT -- PLEASE SIGN AND RETURN
                                                                             THIS PROXY PROMPTLY. When shares are
                                                                             held by joint tenants, both should
                                                                             sign.  When signing as attorney,
                                                                             executor, administrator, trustee or
                                                                             guardian, please give full title as
                                                                             such.  If a corporation, please sign
                                                                             in full corporate name by President
                                                                             or other authorized officer.  If a
                                                                             partnership, please sign in partnership
                                                                             name by an authorized person.


Signature(s)                                      Dated
            ----------------------------------          ------------------------

 ................................................................................

                              FOLD AND DETACH HERE